UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 6, 2015

PLASMATECH BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-9314	83-0221517
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4848 Lemmon Avenue, Suite 517, Dallas, TX	75219
(Address of principal executive offices)	(Zip Code)

(214) 905-5100

(Registrant’s telephone number, including area code)

PLASMATECH BIOPHARMACEUTICALS, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Item 8.01. Other Items

Presentations relating to our technology, business and corporate financial structure will be made to investors during January and February 2015. The presentation is attached as Exhibit 99.1 and is incorporated herein.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

99.1	Presentation entitled “PlasmaTech Biopharmaceuticals”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PlasmaTech Biopharmaceuticals, Inc.
(Registrant)

By:	/s/ Stephen B. Thompson
Stephen B. Thompson
Vice President Finance
Chief Accounting Officer

Date: January 6, 2015

EXHIBIT INDEX

Exhibit Number

99.1	Presentation entitled “PlasmaTech Biopharmaceuticals”